UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22742

(Investment Company Act File Number)

Principal Real Estate Income Fund

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000

Denver, CO 80203

(Address of Principal Executive Offices)

Sharon Akselrod

Principal Real Estate Income Fund

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and Address of Agent for Service)

(303) 623-2577

(Registrant’s Telephone Number)

Date of Fiscal Year End: October 31

Date of Reporting Period: April 30, 2020

Item 1.	Reports to Stockholders.

Principal

Principal Real Estate Income Fund (PGZ)

Semi-Annual Report

April 30, 2020

Section 19(b) disclosure

April 30, 2020 (Unaudited)

The Principal Real Estate Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with the Fund’s investment objectives and policies, to support a level monthly distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.11 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with the Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to the Additional Information section in this shareholder report for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Principal Real Estate Income Fund’s website; www.principalcef.com.

Table of contents

Performance Overview	2
Statement of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	20
Notes to Financial Statements	22
Dividend Reinvestment Plan	32
Additional Information
Portfolio holdings	34
Proxy voting	34
Section 19(a) notices	34
Stockholder meeting results	35
Unaudited tax information	35
Licensing agreement	35
Custodian and transfer agent	36
Legal counsel	36
Independent registered public accounting firm	36
Privacy Policy	37

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.principalcef.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you invest directly with the Fund, you can call 855-552-6280 to request that you continue to receive paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund directly at 855-552-6280.

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2020 (Unaudited)

PERFORMANCE OVERVIEW

Principal Real Estate Income Fund (“PGZ” or the “Fund”) was launched June 25, 2013. As of April 30, 2020, the Fund was 75% allocated to commercial mortgage backed securities (“CMBS”) and 25% in U.S. and International real estate securities, primarily real estate investment trusts (“REITs”). For the 6-month period ended April 30, 2020, the Fund delivered a net return, at market price, of -39.71%, assuming dividends are reinvested back into the Fund, based on the closing share price of $12.41 on April 30, 2020. This compares to the return of the S&P 500® Index, over the same time-period, of -3.16% assuming dividends are reinvested into the index. This also compares to the return of the Bloomberg Barclays U.S. Aggregate Bond Index of 4.86% and the Morningstar Developed Markets Index of -7.90%.

The April 30, 2020 closing market price of $12.41 represented a 15.06% discount to the Fund’s Net Asset Value (“NAV”). This compares to an average 12.00% discount for equity real estate closed-end funds and a 1.80% discount for mortgage-backed securities closed-end funds (source: Bloomberg). These discounts to NAV reflect the COVID-19 induced volatility that has occurred in the closed-end fund market since mid-March.

Based on NAV, the Fund returned -33.56%, including dividends, for the 6-month period ended April 30, 2020. The theme that dominated the market during this period was the fear and panic after the U.S. economy was shut down in an attempt to stop the spread of COVID-19 in March. The impact of the crisis was interest rates being driven down to 0.54%, CMBS spreads gapped wider and REIT prices sold-off. During the period, 10-year interest rates ranged from 1.94% to 0.54% with the low in rates occurring on March 9th and the high in rates occurring in early November. During this same period, the VIX averaged 27 with a COVID-19 induced historical spike on March 16th to 83. Volatility subsided after this spike in March to end the period at 34.

Commercial real estate, including CMBS, has been one of the asset classes most impacted by the economic shut down associated with the nation’s response to COVID-19. The shutdown of non-essential businesses and stay-at-home orders have exposed retail properties to tenant’s not able to pay rent and potentially going out-of-business. With leisure and business travel shut down, hotel properties have seen occupancies drop by over 90%. Income from multifamily properties is under pressure as over 30 million people are unemployed and office properties are going to be exposed to companies allowing more people to continue to work from home. The uncertainty surrounding the duration of the economic shut down and how quickly economic activity recovers is driving investor expectations that the risk of defaults and losses on the CMBS loans secured by these property types is dramatically higher. This change in expectations is what drove the -24% 6-month return on the CMBS holdings in the Fund.

The global spread of COVID-19 sparked a selloff with global REITs (FTSE EPRA/NAREIT Developed NTR Index, -23.9%) underperforming both equities (Morningstar Developed Markets Index, -7.9%) and bonds (JPM Government Bond Index, 3.1%) over the trailing six months ending April 30, 2020. Commercial real estate serves the function of bringing people together for social or business interactions, and REITs failed to display their typical defensive characteristics in an environment of government-mandated social distancing. Concern over cashflow pressures on tenants impacted by distancing measures and credit market dislocations from an anticipated spike in bankruptcies pressured the capital-intensive REIT sector. Consequently, guidance cuts and dividend suspensions have become more common.

2	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2020 (Unaudited)

CMBS

The CMBS holdings within the Fund returned approximately -23.91% for the 6 months ended April 30, 2020. The main driver of returns for the period was the dramatic re-pricing of credit risk after the initial response to COVID-19 involved shutting down the U.S. economy through stay-at-home orders and the closing of all non-essential businesses. This immediately changed the risk of default and loss on all commercial real estate loans from an investor perspective but especially changed the risk profile for hotel and retail loans. On average, CMBS deals have 10-15% exposure to hotels and 25-30% exposure to retail. The uncertainty around the impact and duration of the health crisis, economic shutdown and consumer behavior both during and after the pandemic on these property types had investors revising loss expectations and pricing for all CMBS securities. As the market initially sold-off mid-March in response to COVID-19, AAA spreads widened 250bps to swap yields plus (S+) 350bps, AA spreads widened 425bps to S+575, A spreads widened 550bps to S+750 and BBB- spreads widened 800bps to S+1130.

By April 30, 2020, AAA spreads had tightened 200bps, AA spreads tightened 100bps, A spreads tightened 65bps and BBB- spreads tightened 110bps in response to volatility subsiding after record levels of market support coming from the Fed and fiscal policy. The unprecedented amount of liquidity from these programs were focused on allowing businesses to avoid bankruptcy, support for people who lost their jobs due to the shut down and support for the fixed income credit markets. AAA CMBS was included in the Fed program which is why AAA spreads tightened more than lower rated classes that do not directly benefit from the rescue programs and remain exposed to the fundamental credit risk that remains in the CMBS market until the economy recovers post the COVID-19 shut down.

The performance of the CMBS holdings within the Fund reflect the dramatic widening of BBB- and BB- rated CMBS in response to the widening mid-March and the continued pressure on prices given the market uncertainty around the duration of the health crisis and ultimate impact on demand for commercial real estate. The price recovery for the portfolio holdings will be driven by how quickly economic activity recovers both in anticipation of and after a vaccine for COVID-19 is available. This is especially true for hotel and retail properties and how long owners can continue making mortgage payments to protect their properties from foreclosure during this period. Current market prices assume that a large percentage of owners will not be able to do so, which will result in loan level losses that put BBB- and BB- rated CMBS at risk of default. We believe this expected stress on commercial real estate is why CMBS is lagging the broader market recovery that started with the intervention by the Fed.

GLOBAL REAL ESTATE SECURITIES

The global real estate securities holdings within the Fund returned approximately -22.3%.

Given the market volatility, contribution to portfolio return was mainly driven by our heaviest weights in the portfolio. The portfolio’s large weight to U.S. apartments detracted from total returns, as stocks were pressured due to concerns over rent collection. We believe halted evictions, freezing renewal increases, and concerns about increasing bad debt and declining leasing traffic left the market to expect negative growth in the next few quarters. Positioning in Japan REITs detracted from total returns, as we held stocks with hotels, retail, and office exposures. These sectors were hit due to stay-at-home/travel restrictions and store closures, as well as the market reacting to the postponement of the Tokyo Olympics. Our positioning in U.S. healthcare suffered, as we believe demand is driven by the population most vulnerable to COVID-19, causing stocks to sell-off. Within U.S. net lease, our position in EPR Properties was a main detractor from total returns. EPR’s heavy exposure to movie theater operators caused the stock to fall under COVID-19 conditions. Our positioning in Australian diversified stocks detracted from total return, due to our weight in Stockland (retail exposure) and Arena REIT (childcare/education/healthcare exposure), both of which were negatively impacted by COVID-19 conditions. Positioning in Spain was another detractor, as its retail-heavy markets were amongst the worst affected by the forced closure of most shops and restaurants, with many tenants refusing to pay rents on time or at contractual levels, while others have entered bankruptcy. Spain also underperformed as their economies shut down earlier than the rest of Europe.

Semi-Annual Report | April 30, 2020	3

Principal Real Estate Income Fund	Performance Overview

April 30, 2020 (Unaudited)

Lower levered stocks with lower volatility meaningfully outperformed, reflecting the risk-off sentiment and concern over balance sheet risk. There was also a clear trend of stocks with lower dividend yields and larger market capitalization outperforming, as investors sought safety in structural growth sectors, such as industrial, towers and data centers. Our heavier weights to these sectors in the U.S. had a positive impact on performance. Our preference for U.S. mall investor, Taubman, was another contributor as the company’s stock benefitted from Simon Property Group’s announced deal to purchase Taubman in an all cash transaction.

Early indications of stabilizing global leading indicators started to trickle through in the fourth quarter of 2019, especially as it relates to global manufacturing PMIs and trade volumes. Unfortunately, the outbreak of the COVID-19 virus is now expected to tip the world into a global recession, the severity and duration of which remains unknown. The global spread of the virus has forced governments to adopt containment measures, with lockdowns, restrictions on travel inbound travel and social distancing measures implemented to varying degrees globally. These measures will have significant and far reaching consequences for economic activity, triggering supply chain and cashflow disruptions that may tip many businesses across the brink into insolvency and individuals into unemployment. Central banks and governments have responded swiftly with unprecedented monetary and fiscal stimulus. The former has helped to assuage strains in credit markets and we believe the latter should help limit the contractionary impact of the virus on demand.

With many countries having successfully flattened the virus curve, markets are starting to look forward and anticipate a rebound in economic activity as lockdowns are unwound. For now, investors appear willing to look through the adverse impact that the virus is likely to have on earnings, with some of the hardest hit sectors such as retail and hospitality REITs experiencing the strongest rebounds in the past month. The sustainability of this rebound however, will hinge on the trajectory of the economic recovery post re-openings and whether there is a second wave of COVID-19 infections if re-openings are not phased in properly. As such, there remains a great deal of uncertainty in the economic outlook, not to mention longer term structural behavioral changes that may impact demand for space as a result of COVID-19.

We remain cautious going forward and will continue to evaluate relative valuations given this volatility and search for opportunities in our bottom-up, stock selection focused approach. While we expect volatility to remain elevated in the days ahead, we believe short-term tilts designed to exploit sentiment shifts to be highly speculative and more likely to destroy alpha than generate it and thus we will be measured in making portfolio changes. Our portfolio positioning remains aligned with our medium to longer term outlook (favoring REITs with structural demand drivers) unless large changes in our macro views or relative valuations warrant a more significant shift.

4	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2020 (Unaudited)

References:

The Premium/Discount is the amount (stated in dollars or percent) by which the selling or purchase price of a fund is greater than (premium) or less than (discount) its face amount/value or net asset value (NAV).

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

S&P 500® Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Bloomberg Barclays U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

Morningstar Developed Markets Index – An index that captures the performance of the stocks located in the developed countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

JPM Government Bond Index – an index that measures the total, principal, and interest returns across international fixed income bond markets.

FTSE EPRA/NAREIT Developed NTR Index – A modified market capitalization weighted index, based on free float market capitalization designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets.

The Cboe Volatility Index® (VIX® Index®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, the VIX Index has been considered by many to be the world's premier barometer of investor sentiment and market volatility.

Basis point (bps) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

A bond rating is a grade given to bonds by private, independent ratings services that indicates their credit quality. Investment grade bonds range from AAA to BBB- and will usually see bond yields increase as ratings decrease.

Semi-Annual Report | April 30, 2020	5

Principal Real Estate Income Fund	Performance Overview

April 30, 2020 (Unaudited)

Issuance information – JPMorgan

PERFORMANCE as of April 30, 2020

TOTAL RETURNS(1)	CUMULATIVE	AVERAGE ANNUAL
Fund	6 Month	1 Year	3 Year	5 Year	Since Inception(2)
Net Asset Value (NAV)(3)	-33.56%	-25.51%	-1.23%	1.22%	4.79%
Market Price(4)	-39.71%	-28.91%	-4.47%	-0.21%	1.63%
Bloomberg Barclays U.S. Aggregate Bond Index	4.86%	10.84%	5.17%	3.80%	4.00%
Morningstar Developed Markets Index	-7.90%	-4.57%	4.99%	5.23%	8.14%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on June 25, 2013.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be higher or lower than its NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares including interest expense, as of April 30, 2020, 3.10%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares excluding interest expense, as of April 30, 2020, 2.10%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, distributions have been paid in the current fiscal year from net investment income and return of capital. The actual amounts and sources of the amounts for tax purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

ALPS Portfolio Solutions Distributor, Inc. is a FINRA member.

Principal Real Estate Investors, LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., FINRA Member

6	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2020 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the closing market price (NYSE: PGZ) of $20.00 on June 25, 2013 (the date of commencement of operations), and tracking its progress through April 30, 2020.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

SECTOR ALLOCATION^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund.

Semi-Annual Report | April 30, 2020	7

Principal Real Estate Income Fund	Performance Overview

April 30, 2020 (Unaudited)

GEOGRAPHIC BREAKDOWN as of April 30, 2020

% of Total Investments
United States	87.67%
Japan	2.45%
Canada	2.12%
Hong Kong	1.61%
Australia	1.34%
Great Britain	1.14%
Singapore	0.99%
Germany	0.70%
China	0.57%
Spain	0.55%
Poland	0.25%
Netherlands	0.22%
France	0.16%
Ireland	0.11%
Luxembourg	0.08%
Mexico	0.04%
100.00%

Holdings are subject to change.

8	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2020 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (35.28%)
Real Estate Management/Services (0.92%)
Mitsubishi Estate Co., Ltd.	56,400	$926,292

Real Estate Operation/Development (4.20%)
Aroundtown SA	20,135	108,340
Echo Investment SA	318,924	344,384
Essential Properties Realty Trust, Inc.	19,085	280,359
LEG Immobilien AG	4,500	517,002
Midea Real Estate Holding, Ltd.(a),(b)	209,400	533,730
Mitsui Fudosan Co., Ltd.	9,500	176,872
New World Development Co., Ltd.	718,000	847,430
Sun Hung Kai Properties, Ltd.	50,500	693,093
TAG Immobilien AG	21,512	470,302
Zhongliang Holdings Group Co., Ltd.(b)	362,000	265,692
		4,237,204
REITS-Apartments (4.97%)
Apartment Investment & Management Co., Class A	10,747	404,839
AvalonBay Communities, Inc.	5,000	814,750
Essex Property Trust, Inc.	2,600	634,660
Independence Realty Trust, Inc.	144,950	1,459,647
Invitation Homes, Inc.	55,328	1,308,507
Irish Residential Properties REIT PLC	105,746	149,256
UNITE Group PLC	21,847	240,904
		5,012,563
REITS-Diversified (8.41%)
Arena REIT	392,387	577,878
Charter Hall Group	16,067	80,096
CoreSite Realty Corp.	7,777	942,495
Covivio	3,600	225,461
Cromwell European Real Estate Investment Trust(b)	566,500	245,217
Crown Castle International Corp.	2,193	349,630
Dexus	40,000	238,764
Dream Industrial Real Estate Investment Trust	87,300	638,467
EPR Properties	5,170	152,101
Equinix, Inc.	1,050	708,960
Ingenia Communities Group	75,000	180,344
Investec Australia Property Fund	449,713	316,499
Lendlease Global Commercial REIT	174,900	71,317
LondonMetric Property PLC	75,000	183,445
Mapletree Logistics Trust	263,300	336,092
Merlin Properties Socimi SA	42,000	389,379
Minto Apartment Real Estate Investment Trust	6,744	99,952
NSI NV	7,783	313,015
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust	838,000	193,135

Semi-Annual Report | April 30, 2020	9

Principal Real Estate Income Fund	Statement of Investments

April 30, 2020 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Diversified (continued)
Segro PLC	48,376	$505,469
Sekisui House Reit, Inc.	696	428,048
United Urban Investment Corp.	230	233,183
VICI Properties, Inc.	40,109	698,699
Weyerhaeuser Co.	16,880	369,166
		8,476,812
REITS-Health Care (2.63%)
Healthcare Trust of America, Inc.	26,951	663,803
Healthpeak Properties, Inc.	16,879	441,217
Physicians Realty Trust	37,196	573,562
Primary Health Properties PLC	108,725	210,885
Sabra Health Care REIT, Inc.	12,269	157,289
Welltower, Inc.	11,818	605,436
		2,652,192
REITS-Hotels (1.17%)
Far East Hospitality Trust	446,000	164,465
Japan Hotel REIT Investment Corp.	1,030	345,525
MGM Growth Properties LLC	11,239	282,885
Park Hotels & Resorts, Inc.	28,165	267,849
Sunstone Hotel Investors, Inc.	12,500	114,875
		1,175,599
REITS-Manufactured Homes (0.72%)
Sun Communities, Inc.	5,443	731,539

REITS-Office Property (2.71%)
Alexandria Real Estate Equities, Inc.	5,451	856,297
Brandywine Realty Trust	19,737	220,265
Centuria Office REIT	21,050	26,611
City Office REIT, Inc.	35,427	357,813
Daiwa Office Investment Corp.	50	278,153
Inmobiliaria Colonial SA	40,000	385,741
MCUBS MidCity Investment Corp.	875	612,333
		2,737,213
REITS-Shopping Centers (0.95%)
Kenedix Retail REIT Corp.	96	152,344
Link REIT	80,000	718,220
NewRiver REIT PLC	109,001	92,119
		962,683
REITS-Single Tenant (0.69%)
Spirit Realty Capital, Inc.	7,520	231,315
STORE Capital Corp.	23,004	461,691
		693,006
REITS-Storage (0.63%)
Big Yellow Group PLC	10,019	135,274

10	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2020 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Storage (continued)
CubeSmart	19,700	$496,440
		631,714
REITS-Warehouse/Industrials (7.05%)
AIMS AMP Capital Industrial REIT	472,100	385,005
Centuria Industrial REIT	144,842	250,123
CyrusOne, Inc.	4,454	312,448
Goodman Group	25,000	214,229
Industrial & Infrastructure Fund Investment Corp.	205	286,540
Industrial Logistics Properties Trust	69,280	1,294,843
Macquarie Mexico Real Estate Management SA de CV(a)(b)	72,200	58,597
Prologis, Inc.	23,405	2,088,428
Summit Industrial Income REIT	17,873	133,282
Terreno Realty Corp.	6,200	339,884
WPT Industrial Real Estate Investment Trust	17,213	197,459
WPT Industrial Real Estate Investment Trust	134,609	1,544,167
		7,105,005
Storage/Warehousing (0.23%)
Safestore Holdings PLC	26,000	235,450

TOTAL COMMON STOCKS
(Cost $38,146,014)		35,577,272

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (103.98%)
Commercial Mortgage Backed Securities-Other (13.40%)
Bank of America Commercial Mortgage Trust 2008-1(c)	6.786%	02/10/51	$81,510	$80,760
Citigroup Commercial Mortgage Trust 2019-GC43:
2019-GC43(a)(c)(d)	0.742%	11/10/29	2,500,000	119,447
FHLMC Multifamily Structured Pass Through Certificates:
2012-K052(c)(d)	1.668%	01/25/26	9,690,000	659,155
2011-KAIV(c)(d)	3.615%	06/25/21	9,000,000	267,204
JPMorgan Chase Commercial Mortgage Securities Trust:
2013-C15(a)(c)(d)	1.810%	10/15/23	11,500,000	540,691
2014-C21(a)(c)	3.900%	07/15/24	12,747,500	7,933,016
2006-CB17(c)	5.489%	12/12/43	1,148,170	815,201
LB-UBS Commercial Mortgage Trust 2006-C7	5.407%	11/15/38	1,032,019	582,240
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20(a)(c)(d)	1.760%	02/15/25	23,967,000	1,464,691

Semi-Annual Report | April 30, 2020	11

Principal Real Estate Income Fund	Statement of Investments

April 30, 2020 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Other (continued)
Morgan Stanley Capital I Trust 2016-UB11(a)(c)(d)	1.500%	08/15/26	$13,495,500	$1,047,962
				13,510,367
Commercial Mortgage Backed Securities-Subordinated (90.58%) BANK:
2018-BN12(a)(c)	3.051%	05/15/28	2,500,000	1,217,925
2017-BNK5(a)(c)	3.078%	06/15/27	3,000,000	1,872,266
2017-BNK9(a)	3.367%	03/15/28	5,000,000	2,565,121
2017-BNK5(a)(c)	4.397%	07/15/27	7,500,000	4,096,438
Bank of America Commercial Mortgage Trust 2016-UB10(a)	3.000%	05/15/26	3,500,000	2,081,175
BENCHMARK Mortgage Trust 2018-B1(a)(c)	3.000%	01/15/28	11,500,000	6,122,070
CFCRE Commercial Mortgage Trust 2016-C3(a)(c)	3.052%	01/10/26	5,484,000	3,575,040
Citigroup Commercial Mortgage Trust 2019-GC41(a)	3.000%	08/10/29	2,800,000	1,164,278
Citigroup Commercial Mortgage Trust 2019-GC43:
2019-GC43(a)(c)	3.000%	11/10/29	2,500,000	969,003
COMM 2013-CCRE7 Mortgage Trust 2013-CR7(a)(c)	4.540%	10/10/23	3,000,000	2,504,702
Commercial Mortgage Pass Through Certificates 2014-CR14(a)(c)	3.496%	01/10/24	2,000,000	1,493,329
Commercial Mortgage Trust:
2014-UBS5(a)	3.495%	09/10/24	2,715,000	1,413,743
2013-LC6(a)	3.500%	01/10/23	1,350,000	714,957
2014-LC17(a)	3.687%	09/10/24	2,780,000	2,059,614
2012-CR2(a)	4.250%	08/15/22	1,900,000	1,078,247
2013-CR11(a)(c)	4.371%	10/10/23	5,108,000	3,775,914
2012-CR5(a)(c)	4.463%	12/10/22	5,492,405	4,019,770
2014-CR17(a)(c)	4.509%	05/10/24	2,600,000	1,656,194
2014-UBS2(a)(c)	5.169%	02/10/24	2,932,500	2,498,559
CSAIL Commercial Mortgage Trust 2015-C4(c)	3.732%	11/15/25	5,000,000	3,090,937
Goldman Sachs Mortgage Securities Trust:
2014-GC22(a)	3.582%	06/10/47	8,326,000	4,441,688
2013-GC14(a)(c)	4.903%	08/10/23	2,000,000	1,083,891
2014-GC20(a)(c)	5.130%	04/10/47	8,505,000	6,847,802
2013-GC16(a)(c)	5.488%	11/10/46	2,342,405	1,952,017
JPMorgan Chase Commercial Mortgage Securities Trust:
2013-C15(a)	3.500%	10/15/23	2,500,000	1,774,597
2013-C16(a)(c)	3.744%	11/15/23	1,433,000	1,094,014
2013-C16(a)(c)	5.195%	11/15/23	2,117,483	1,878,317

12	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2020 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Subordinated (continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
2017-C34(a)(c)	3.300%	10/15/27	$3,450,000	$1,790,110
2013-C8(a)(c)	4.192%	02/15/23	3,000,000	2,502,974
2015-C26(a)(c)	4.550%	10/15/25	3,576,000	2,080,401
Morgan Stanley Capital I Trust 2016-UB11(a)(c)	2.844%	08/15/26	5,000,000	2,592,078
Wells Fargo Commercial Mortgage Trust:
2014-LC18(a)	2.840%	01/15/25	8,635,000	4,689,269
2015-NXS3(a)	3.153%	09/15/57	1,500,000	1,074,792
2015-C31	3.852%	11/15/25	2,886,000	1,993,050
2015-C31(a)(c)	4.760%	11/15/25	3,000,000	1,702,099
WFRBS Commercial Mortgage Trust 2014-C20(a)	3.986%	05/15/24	7,650,000	5,862,132
				91,328,513

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $123,593,820)				104,838,880

Description	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.06%)
State Street Institutional Treasury Plus Money Market Fund	0.276%	61,649	61,649

TOTAL SHORT TERM INVESTMENTS
(Cost $61,649)			61,649

TOTAL INVESTMENTS (139.32%)
(Cost $161,801,483)			$140,477,801

Liabilities in Excess of Other Assets (-39.32%)			(39,650,290)
NET ASSETS (100.00%)			$100,827,511

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $97,942,660, which represents approximately 97.14% of net assets as of April 30, 2020.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2020, the aggregate market value of those securities was $1,103,236 representing 1.09% of net assets.

Semi-Annual Report | April 30, 2020	13

Principal Real Estate Income Fund	Statement of Investments

April 30, 2020 (Unaudited)

(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Interest only security.

See Notes to Financial Statements.

14	www.principalcef.com

Principal Real Estate Income Fund

Statement of Assets and Liabilities	April 30, 2020 (Unaudited)

ASSETS:
Investments, at value	$140,477,801
Receivable for investments sold	857,446
Interest receivable	608,120
Dividends receivable	162,280
Prepaid and other assets	31,314
Total Assets	142,136,961

LIABILITIES:
Loan payable (Note 3)	40,500,000
Interest and commitment fee due on loan payable	70,665
Payable for investments purchased	476,136
Payable to adviser	123,216
Payable to administrator	41,668
Payable to transfer agent	7,591
Payable for trustee fees	30,916
Other payables	59,258
Total Liabilities	41,309,450
Net Assets	$100,827,511

NET ASSETS CONSIST OF:
Paid-in capital	$129,049,502
Total distributable earnings/(accumulated deficit)	(28,221,991)
Net Assets	$100,827,511

PRICING OF SHARES:
Net Assets	$100,827,511
Common Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value per share)	6,899,800
Net asset value per share	$14.61

Cost of Investments	$161,801,483

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2020	15

Principal Real Estate Income Fund	Statement of Operations

For the Six Months Ended April 30, 2020 (Unaudited)

INVESTMENT INCOME:
Interest	$5,178,027
Dividends (net of foreign withholding tax of $72,966)	1,481,026
Total Investment Income	6,659,053

EXPENSES:
Investment advisory fees	1,042,229
Interest on loan	711,164
Commitment fee on loan	10,021
Administration fees	170,188
Transfer agent fees	13,712
Audit fees	16,170
Legal fees	39,096
Custodian fees	14,305
Trustee fees	60,787
Printing fees	22,914
Insurance fees	14,298
Excise tax	65,310
Other	20,505
Total Expenses	2,200,699
Net Investment Income	4,458,354

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	(5,874,601)
Foreign currency transactions	(27,406)
Net realized loss	(5,902,007)
Net change in unrealized appreciation/depreciation on:
Investments	(50,894,073)
Translation of assets and liabilities denominated in foreign currencies	2,099
Net change in unrealized appreciation/depreciation	(50,891,974)
Net Realized and Unrealized Loss on Investments and Foreign Currency	(56,793,981)
Net Decrease in Net Assets Resulting from Operations	$(52,335,627)

See Notes to Financial Statements.

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Principal Real Estate Income Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019

OPERATIONS:
Net investment income	$4,458,354	$7,700,497
Net realized gain/(loss) on investments and foreign currency transactions	(5,902,007)	2,234,590
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(50,891,974)	22,069,919
Net increase/(decrease) in net assets resulting from operations	(52,335,627)	32,005,006

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(4,553,868)	(9,107,736)
Net decrease in net assets from distributions to shareholders	(4,553,868)	(9,107,736)

Net Increase/(Decrease) in Net Assets	(56,889,495)	22,897,270

NET ASSETS:
Beginning of period	157,717,006	134,819,736
End of period	$100,827,511	$157,717,006

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,899,800	6,899,800
Net increase in shares outstanding	–	–
Shares outstanding - end of period	6,899,800	6,899,800

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2020	17

Principal Real Estate Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2020 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(52,335,627)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(16,514,045)
Proceeds from disposition of investment securities	35,760,836
Net proceeds from short-term investment securities	1,925,085
Net realized (gain)/loss on:
Investments	5,874,601
Net change in unrealized appreciation/depreciation on:
Investments	50,894,073
Amortization of premiums and accretion of discounts on investments	(1,470,461)
(Increase)/Decrease in assets:
Interest receivable	20,267
Dividends receivable	3,880
Prepaid and other assets	8,697
Increase/(Decrease) in liabilities:
Interest and commitment fee due on loan payable	(11,792)
Payable to transfer agent	4,836
Payable to adviser	(69,460)
Payable to administrator	(2,044)
Payable for trustee fees	(162)
Other payables	(46,829)
Net cash provided by operating activities	$24,041,855

CASH FLOWS USED IN FINANCING ACTIVITIES:
Payments on bank borrowing	$(19,500,000)
Cash distributions paid	$(4,553,868)
Net cash used in financing activities	$(24,053,868)

Effect of exchange rates on cash	$(43)

Net decrease in cash	$(12,056)
Cash and Foreign Currency, beginning balance	$12,056
Cash and Foreign Currency, ending balance	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$722,956

See Notes to Financial Statements.

18	www.principalcef.com

Intentionally Left Blank

Principal Real Estate Income Fund

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions to shareholders:
From net investment income
From net realized gains
From tax return of capital
Total distributions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price -end of period

Total Return(b)
Total Return -Market Price(b)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets:
Total expenses
Total expenses excluding interest expense
Net investment income
Total expenses to average managed assets(d)
Portfolio turnover rate
Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)
Asset Coverage Per $1,000 (in thousands)

(a)	Calculated using average shares throughout the period.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

(c)	Annualized.

(d)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

(e)	Not annualized.

See Notes to Financial Statements.

20	www.principalcef.com

Financial Highlights

For a share outstanding throughout the periods presented.

For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$22.86		$19.54	$19.40	$19.02	$19.88	$21.02

0.65		1.12	1.08	0.99	1.35	1.46
(8.24)		3.52	0.38	1.10	(0.47)	(0.87)
(7.59)		4.64	1.46	2.09	0.88	0.59

(0.66)		(1.32)	(1.18)	(1.51)	(1.74)	(1.67)
–		–	–	(0.03)	–	(0.06)
–		–	(0.14)	(0.17)	–	–
(0.66)		(1.32)	(1.32)	(1.71)	(1.74)	(1.73)
(8.25)		3.32	0.14	0.38	(0.86)	(1.14)
$14.61		$22.86	$19.54	$19.40	$19.02	$19.88
$12.41		$21.40	$16.97	$17.09	$16.62	$17.56

(33.56%)		25.53%	8.67%	12.46%	5.94%	3.61%
(39.71%)		35.31%	7.13%	13.37%	4.80%	(0.54%)

$100,828		$157,717	$134,820	$133,886	$131,260	$137,178

3.10	%(c)	3.45%	3.41%	3.03%	2.82%	2.59%
2.10	%(c)	2.02%	2.09%	2.06%	2.07%	2.08%
6.28	%(c)	5.31%	5.49%	5.18%	7.04%	7.02%
2.22	%(c)	2.44%	2.36%	2.09%	1.94%	1.83%
9	%(e)	17%	37%	45%	41%	22%

$40,500		$60,000	$60,000	$60,000	$60,000	$60,000
$3,490		$3,629	$3,247	$3,231	$3,188	$3,286

Semi-Annual Report | April 30, 2020	21

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value per share will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amount of increase or decrease in net assets from operations during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on April 30, 2020.

Portfolio Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per common share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value per share is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities ("CMBS") and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its common shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

22	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Discounts and premiums on commercial mortgage backed securities purchased are accreted or amortized to income based on estimated effective maturity of the respective securities. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | April 30, 2020	23

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
REITS-Diversified	$8,296,468	$180,344	$–	$8,476,812
Other	27,100,460	–	–	27,100,460
Commercial Mortgage Backed Securities	$–	$104,838,880	$–	$104,838,880
Short Term Investments	61,649	–	–	61,649
Total	$35,458,577	$105,019,224	$–	$140,477,801

*	See Statement of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3, during the six months ended April 30, 2020.

Commercial Mortgage Backed Securities: As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

24	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s common shares and, after that basis has been reduced to zero, will constitute capital gains to the common shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

Semi-Annual Report | April 30, 2020	25

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Market and Geopolitical Risk: The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 outbreak, persists for an extended period of time. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

26	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

3. LEVERAGE

Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund maintains a $70,000,000 line of credit with State Street Bank and Trust Company (“SSB”), which by its terms expires on September 11, 2020, subject to the restrictions and terms of the credit agreement. As of April 30, 2020, the Fund has drawn down $40,500,000 from the SSB line of credit and the maximum borrowing outstanding during the period was $60,000,000. The Fund is charged an interest rate of 1.00% (per annum) above the one-month LIBOR (London Interbank Offered Rate) of 1.985%, as of the last renewal date, for borrowing under this credit agreement, on the last day of the interest period. The Fund is charged a commitment fee on the average daily unused balance of the line of credit at the rate of 0.15% (per annum). The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the six months ended April 30, 2020, was as follows:

Average Interest Rate	2.518%
Average Outstanding Loan Payable	$56,785,714

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.05% based on the Fund’s average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (‘‘PrinRei’’) as the Fund’s sub-advisor and pays PrinRei an annual fee of 0.55% based on the Fund’s average Total Managed Assets.

ALPS Fund Services, Inc. (‘‘AFS’’), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Total Managed Assets, as defined below, plus a fixed fee for completion of certain regulatory filings and reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (‘‘DST’’), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

Semi-Annual Report | April 30, 2020	27

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

The Fund pays no salaries or compensation to any of its interested Trustee or Officers. The three independent Trustees of the Fund receive an annual retainer of $21,000 and an additional $4,000 for attending each meeting of the Board. In addition to the Attendance Fee, the Chairman of the Board will be paid a meeting fee of $1,125 for each Board Meeting and the Chairman of the Audit Committee of the Board will be paid a meeting attendance fee of $1,125 for each Meeting of the Audit Committee of the Board. The independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

Certain Officers of the Fund are also officers of AAI and AFS.

Total Managed Assets: For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets) (collectively, ‘‘Limited Leverage’’). ‘‘Borrowings’’ are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

5. DISTRIBUTIONS

The Fund intends to make a level monthly distribution to common shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund may also retain cash reserves if deemed appropriate by PrinRei to meet the terms of any leverage or derivatives transactions. Such distributions shall be administered by DST. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments may be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a regulated investment company under Subchapter M of the Code.

28	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

The Fund has a managed distribution plan in accordance with AAI’s Section 19(b) exemptive order described below (the “Managed Distribution Plan”). Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will make regular monthly distributions, which may consist of long-term capital gains and/or return of capital in order to maintain the distribution rate. In accordance with the Managed Distribution Plan, the Fund made monthly distributions to common shareholders at a fixed monthly rate of $0.11 per common share for the six months ended April 30, 2020.

The amount of the Fund's distributions pursuant to the Managed Distribution Plan are not related to the Fund's performance and, therefore, investors should not make any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan. The Board may amend, suspend or terminate the Managed Distribution Plan at any time without notice to shareholders.

AAI has received an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to its stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). To the extent that the Fund relies on the exemptive order, the Fund will be required to comply with the terms and conditions therein, which, among other things, requires the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Board to make determinations regarding the appropriateness of the use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The amount treated as a return of capital will reduce a shareholder’s adjusted basis in the shareholder’s shares, thereby increasing the potential gain or reducing the potential loss on the sale of shares. There is no assurance that the Fund will continue to rely on the exemptive order in the future.

Subsequent to April 30, 2020, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
May 14, 2020	May 15, 2020	May 29, 2020	$0.11
June 15, 2020	June 16, 2020	June 30, 2020	$0.11

6. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of common shares. The Fund intends to hold annual meetings of common shareholders in compliance with the requirements of the NYSE.

Semi-Annual Report | April 30, 2020	29

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund’s Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Dividend Reinvestment Plan is included within this report.

7. PORTFOLIO INFORMATION

For the six months ended April 30, 2020, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$16,894,620	$36,616,044

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end and are not available for the six months ended April 30, 2020.

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

For the Year Ended October 31, 2019
Ordinary Income	$9,107,736
Total	$9,107,736

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2020, were as follows:

Cost of investments for income tax purposes	$162,035,100
Gross appreciation on investments (excess of value over tax cost)	$3,120,689
Gross depreciation on investments (excess of tax cost over value)	(24,677,988)
Net unrealized depreciation on investments	$(21,557,299)

These differences are primarily attributed to the different tax treatment of wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of April 30, 2020.

30	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2020 (Unaudited)

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Code by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the six months ended April 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2020, the Fund did not incur any interest or penalties.

Semi-Annual Report | April 30, 2020	31

Principal Real Estate Income Fund	Dividend Reinvestment Plan

April 30, 2020 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

32	www.principalcef.com

Principal Real Estate Income Fund	Dividend Reinvestment Plan

April 30, 2020 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

Semi-Annual Report | April 30, 2020	33

Principal Real Estate Income Fund	Additional Information

April 30, 2020 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at http://www.sec.gov.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-838-9485, (2) on the Fund’s website located at http://www.principalcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

SECTION 19(a) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the Six Months Ended April 30, 2020					Percentage of the Total Cumulative Distributions for the Six Months Ended April 30, 2020
Net Investment Income	Short- Term Capital Gains	Long- Term Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Short- Term Capital Gains	Long- Term Capital Gains	Return of Capital	Total Per Share
$0.6025	$0.0001	$0.0035	$0.0539	$0.6600	91.30%	0.00%	0.53%	8.17%	100.00%

34	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

April 30, 2020 (Unaudited)

STOCKHOLDER MEETING RESULTS

On April 10, 2020 the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of Jerry G. Rutledge as a Trustee of the Fund to a three-year term to expire at the Fund’s 2023 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	5,369,150.300	97.252%
Against	151,735.000	2.748%
Abstain	0.000	0.000%
Total	5,520,885.300	100.000%

UNAUDITED TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2019, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Principal Real Estate Income Fund	0.02%	7.56%

In early 2020, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2019 via Form 1099. The Fund will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

LICENSING AGREEMENT

Morningstar

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general mutual fund market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

Semi-Annual Report | April 30, 2020	35

Principal Real Estate Income Fund	Additional Information

April 30, 2020 (Unaudited)

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

36	www.principalcef.com

Principal Real Estate Income Fund	Privacy Policy

April 30, 2020 (Unaudited)

FACTS	WHAT DOES PRINCIPAL REAL ESTATE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●       Social Security number

●       Assets

●       Retirement Assets

●       Transaction History

●       Checking Account Information

●       Purchase History

●       Account Balances

●       Account Transactions

●       Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Principal Real Estate Income Fund chooses to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		DOES PRINCIPAL REAL ESTATE INCOME FUND SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We don’t share
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences		No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness		No	We don’t share
For non-affiliates to market to you		No	We don’t share
QUESTIONS?	Call 1-855-838-9485

Semi-Annual Report | April 30, 2020	37

Principal Real Estate Income Fund	Privacy Policy

April 30, 2020 (Unaudited)

WHO WE ARE
Who is providing this notice?	Principal Real Estate Income Fund
WHAT WE DO
How does Principal Real Estate Income protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Principal Real Estate Income collect my personal information?	We collect your personal information, for example, when you

●        Open an account

●        Provide account information

●        Give us your contact information

●        Make deposits or withdrawals from your account

●        Make a wire transfer

●        Tell us where to send the money

●        Tells us who receives the money

●        Show your government-issued ID

●        Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●        Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●        Affiliates from using your information to market to you

●        Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

38	www.principalcef.com

Principal Real Estate Income Fund	Privacy Policy

April 30, 2020 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Principal Real Estate Income Fund does not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Principal Real Estate Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Principal Real Estate Income Fund does not jointly market.

Semi-Annual Report | April 30, 2020	39

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable to semi-annual report.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 12, 2014, the 19(a) Notice to Beneficial Owners is attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Kathryn Burns
Kathryn Burns
President (Principal Executive Officer)

Date:	July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kathryn Burns
Kathryn Burns
President (Principal Executive Officer)

Date:	July 2, 2020

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer (Principal Financial Officer)

Date:	July 2, 2020